SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  May 21, 1998


                                 Saucony, Inc.
                  -------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                  -------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                0-05083                              04-1465840
       (Commission File Number)         (I.R.S. Employer Identification No.)



Centennial Industrial Park
13 Centennial Drive, Peabody, Massachusetts             01960
(Address of Principal Executive Offices)              (Zip Code)
                                 (978) 532-9000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                         Hyde Athletic Industries, Inc.
                  -------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  OTHER EVENTS.

     On May 21, 1998, Hyde Athletic Industries, Inc. (the "Registrant") filed Articles of Amendment to its Restated Articles of Organization, as amended, changing its name to Saucony, Inc. The amendment was approved on May 21, 1998 by vote of a majority of the issued and outstanding shares of the Registrant's Class A Common Stock at the Registrant's annual meeting of stockholders.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:

          See Exhibit Index attached hereto.



                                 EXHIBIT INDEX
                                 -------------

Exhibit Number           Description
--------------           -----------
      3.1 Registrant's Restated Articles of Organization, as amended, as in effect immediately prior to the Registrant's changing its name from "Hyde Athletic Industries, Inc." to "Saucony, Inc."

      3.2 Articles of Amendment to the Registrant's Restated Articles of Organization, as amended, as filed on May 21, 1998 with the Secretary of the Commonwealth of the Commonwealth of Massachusetts.

      99.1     Press Release, dated May 21, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SAUCONY, INC.
                                    (Registrant)


Date:  June 2, 1998                 By: /s/ Charles A. Gottesman
                                       -----------------------------
                                    Charles A. Gottesman
                                    Executive Vice President